                                                                     EXHIBIT n.7

                                 ABN AMRO FUNDS

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

                                   SCHEDULE A

                           MINIMUM INITIAL INVESTMENTS

             CLASS N SHARES                                                          MINIMUM INITIAL INVESTMENT
                                                                                     --------------------------
ABN AMRO/Montag & Caldwell Growth Fund                                                         $2,500
ABN AMRO/Montag & Caldwell Balanced Fund                                                       $2,500
ABN AMRO Growth Fund                                                                           $2,500
ABN AMRO Mid Cap Fund                                                                          $2,500
ABN AMRO Balanced Fund                                                                         $2,500
ABN AMRO Bond Fund                                                                             $2,500
ABN AMRO Investment Grade Bond Fund                                                            $2,500
ABN AMRO High Yield Bond Fund                                                                  $2,500
ABN AMRO Municipal Bond Fund                                                                   $2,500
ABN AMRO Investor Money Market Fund                                                            $2,500
ABN AMRO/ Veredus Aggressive Growth Fund                                                       $2,500
ABN AMRO/Veredus SciTech Fund                                                                  $2,500
ABN AMRO/TAMRO Large Cap Value Fund                                                            $2,500
ABN AMRO/TAMRO Small Cap Fund                                                                  $2,500
ABN AMRO Value Fund                                                                            $2,500
ABN AMRO/Veredus Select Growth Fund                                                            $2,500
ABN AMRO International Equity Fund                                                             $2,500
ABN AMRO Real Estate Fund                                                                      $2,500
ABN AMRO Select Small Cap Fund                                                                 $2,500
ABN AMRO Global Emerging Markets Fund                                                          $2,500

            CLASS I SHARES                                                           MINIMUM INITIAL INVESTMENT
                                                                                     --------------------------
Montag & Caldwell Growth Fund                                                                $5 million
Montag & Caldwell Balanced Fund                                                              $1 million
ABN AMRO Bond Fund                                                                           $2 million
ABN AMRO Growth Fund                                                                         $5 million
ABN AMRO Balanced Fund                                                                       $5 million
ABN AMRO/Veredus Aggressive Growth Fund                                                      $2 million
ABN AMRO Treasury Money Market Fund                                                          $1 million
ABN AMRO Government Money Market Fund                                                        $1 million
ABN AMRO Tax-Exempt Money Market Fund                                                        $1 million
ABN AMRO Money Market Fund                                                                   $1 million
ABN AMRO Equity Plus Fund                                                                    $1 million
ABN AMRO Investment Grade Bond Fund                                                          $1 million
ABN AMRO High Yield Bond Fund                                                                $1 million
ABN AMRO Global Emerging Markets Fund                                                        $1 million
ABN AMRO Mid Cap Fund                                                                        $2 million

            CLASS S SHARES                                                           MINIMUM INITIAL INVESTMENT
                                                                                     --------------------------
ABN AMRO Treasury Money Market Fund                                                            $2,500
ABN AMRO Government Money Market Fund                                                          $2,500
ABN AMRO Tax-Exempt Money Market Fund                                                          $2,500
ABN AMRO Money Market Fund                                                                     $2,500

            CLASS R SHARES                                                           MINIMUM INITIAL INVESTMENT
                                                                                     --------------------------
ABN AMRO/Montag & Caldwell Growth Fund                                                         $2,500
ABN AMRO Growth Fund                                                                           $2,500

   CLASS C SHARES                                                                    MINIMUM INITIAL INVESTMENT
                                                                                     --------------------------
ABN AMRO Growth Fund                                                                           $2,500

                   CLASS Y SHARES                                                    MINIMUM INITIAL INVESTMENT
                                                                                     --------------------------
ABN AMRO Institutional Prime Money Market Fund                                               $5 million
ABN AMRO Institutional Government Money Market Fund*                                         $5 million
ABN AMRO Institutional Treasury Money Market Fund*                                           $5 million

                  CLASS YS SHARES                                                    MINIMUM INITIAL INVESTMENT
                                                                                     --------------------------
ABN AMRO Institutional Prime Money Market Fund                                               $5 million
ABN AMRO Institutional Government Money Market Fund*                                         $5 million
ABN AMRO Institutional Treasury Money Market Fund*                                           $5 million

*Currently, not an active class for this Fund

Originally Adopted: March 15, 2001
As Amended: December 20, 2001
As Amended: March 21, 2002
As Amended: June 20, 2002
As Amended: September 19, 2002
As Amended: February 17, 2003
As Amended: March 20, 2003
As Amended June 17, 2004